Exhibit 10.1

Execution Version

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 22, 2026 is among TALOS ENERGY INC., a Delaware corporation (“Holdings”), TALOS PRODUCTION INC., a Delaware corporation and a wholly owned Subsidiary of Holdings (the “Borrower”), each other Credit Party, JPMORGAN CHASE BANK, N.A., as the Administrative Agent (the “Administrative Agent”), and each Lender party hereto.

WITNESSETH:

WHEREAS, reference is made to that certain Amended and Restated Credit Agreement, dated as of January 20, 2026, among Holdings, the Borrower, the Administrative Agent, the Issuing Banks, the Lenders party thereto, and the other Persons from time to time party thereto (as amended by that certain Borrowing Base Redetermination Agreement, Incremental Agreement, and First Amendment to Amended and Restated Credit Agreement dated as of June 30, 2026, and as otherwise amended, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; and the Existing Credit Agreement, as amended and extended hereby upon the occurrence of the Amendment Effective Date and the occurrence (but only if it shall occur) of the Block 29 Implementation Date, the “Credit Agreement”); and

WHEREAS, the Borrower has informed the Administrative Agent, the Issuing Banks and the Lenders that Repsol Exploración México, S.A. de C.V., as seller (“Repsol”), and Phoenix-Durango Offshore Company, S. de R.L. de C.V., an indirect Restricted Foreign Subsidiary of the Borrower (“Phoenix-Durango”), have entered into a certain Farm-Out Agreement executed on July 22, 2026 (the “Repsol Farm-Out Agreement”) pursuant to which Phoenix-Durango will acquire a 50% participating interest in the Block 29 project in the Salina Basin (the “Block 29 Project”); and

WHEREAS, each of Holdings and the Borrower desires to amend the Existing Credit Agreement on the terms and subject to the conditions set forth herein; and

WHEREAS, Section 13.1 of the Existing Credit Agreement provides that Holdings, the Borrower, the Issuing Banks and the Majority Lenders may amend the Existing Credit Agreement and the other Credit Documents in accordance with the provisions thereof;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements set forth herein, the parties hereto agree as follows:

SECTION 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Existing Credit Agreement.

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SECTION 2. Representations and Warranties, Etc. To induce the Administrative Agent, the Lenders and Issuing Banks to enter into this Amendment, the Borrower and Holdings represent and warrant to the Administrative Agent, the Issuing Banks and the Lenders that on and as of the Amendment Effective Date:

(a) each representation and warranty made by any Credit Party contained in the Existing Credit Agreement or in the other Credit Documents is true and correct in all material respects (except for representations and warranties that are qualified by a materiality qualifier, which shall be true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except for representations and warranties that are qualified by a materiality qualifier, which shall be true and correct in all respects) as of such earlier date;

(b) each Credit Party executing this Amendment has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment;

(c) the Existing Credit Agreement and each other Credit Document constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law); and

(d) no Default, Event of Default or Borrowing Base Deficiency exists under the Existing Credit Agreement or any of the other Credit Documents.

SECTION 3. Ratification; Reaffirmation of Security Documents.

(a) Each of Holdings, the Borrower and each other Credit Party hereby ratifies and confirms, on and as of the Amendment Effective Date, (i) the covenants and agreements contained in each Credit Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Amendment and the transactions contemplated thereby and (ii) all of the Obligations under the Existing Credit Agreement and the other Credit Documents.

(b) Each of Holdings, the Borrower and each other Credit Party (i) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Document, and agrees that each such Security Document will continue in full force and effect to secure the Obligations as the same may be amended, supplemented, or otherwise modified from time to time and (ii) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Documents are valid and subsisting and create a security interest to secure the Obligations.

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SECTION 4. Effectiveness. This Amendment shall become effective (the “Amendment Effective Date”) upon (i) receipt by the Administrative Agent of executed counterparts of this Amendment from Holdings, the Borrower, each other Credit Party, the Administrative Agent, and the Majority Lenders, and (ii) the execution of the Repsol Farm-Out Agreement.

SECTION 5. Block 29 Implementation Date. The agreements set forth in Section 6 of this Amendment shall become effective on the date on which the transactions in connection with the Block 29 Project have been consummated, or concurrently with the Block 29 Implementation Date (including after giving effect to the application of the proceeds of any Borrowings to be made on the Block 29 Implementation Date, if any), will be consummated, in all material respects in accordance with the terms of the Repsol Farm-Out Agreement, without giving effect to any modification, consent or waiver thereto that is materially adverse to the interests of the Administrative Agent, the Collateral Agent, the Lenders or the Issuing Banks (each, in their capacities as such) without the consent of each of the Administrative Agent, the Collateral Agent, the Lenders and the Issuing Banks (such date, the “Block 29 Implementation Date”).

The Administrative Agent shall notify the Borrower and the Lenders of the Block 29 Implementation Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the Block 29 Implementation Date shall not occur unless the foregoing condition is satisfied (or waived) on or before the date that is twelve (12) months following the Amendment Effective Date (and, in the event the condition is not so satisfied or waived, the agreements set forth in Section 6 of this Amendment shall be null and void).

SECTION 6. Amendments to Existing Credit Agreement. If the Block 29 Implementation Date occurs, then on the Block 29 Implementation Date, the Existing Credit Agreement shall be, and is hereby, amended as follows:

(a) Section 1.1 is hereby amended by inserting the following defined terms where alphabetically appropriate:

“Block 29 Entity” shall mean Phoenix-Durango Offshore Company, S. de R.L. de C.V., an indirect Restricted Foreign Subsidiary of the Borrower.

“Block 29 Project” shall mean the exploration, appraisal, development and production of contractual area #AP-CS-G10 (Block 29) located in the Salina Basin.

“Non-Recourse” shall mean, with respect to the Indebtedness of any Restricted Foreign Subsidiary to finance the acquisition, development, construction, expansion, or improvement of the assets or properties relating to the Borrower’s and its Restricted Subsidiaries operations in the United Mexican States:

(a) none of Holdings, the Borrower or any other Restricted Subsidiary guarantees or is otherwise liable in respect of, grants a Lien on any of its assets to secure, or provides credit support of any kind, for the Indebtedness of such Restricted Foreign Subsidiary other than a pledge of the Equity Interests in such Restricted Foreign Subsidiary to secure such Indebtedness of such Restricted Foreign Subsidiary or to secure equity contribution obligations (provided that no such equity contribution obligation shall otherwise be recourse to any of Holdings, the Borrower or any other Restricted Subsidiary), and

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(b) no default on the Indebtedness of such Restricted Foreign Subsidiary (including any rights that the holders of the Indebtedness may have to take enforcement action against such Restricted Foreign Subsidiary) would permit upon notice, lapse of time or both any holder of Indebtedness of Holdings, the Borrower or any of its other Restricted Subsidiaries to declare a default on such Indebtedness of Holdings, the Borrower or any of its other Restricted Subsidiaries or cause the payment of such Indebtedness of Holdings, the Borrower or any of its other Restricted Subsidiaries to be accelerated or payable prior to its stated maturity.

(b) Clause (a) of the definition of “Consolidated Total Debt” in Section 1.1 is hereby amended and restated to provide as follows:

“(a) the sum of (without duplication) all Indebtedness (other than letters of credit or bank guarantees, to the extent undrawn) consisting of Capital Lease Obligations, Indebtedness for borrowed money, Disqualified Stock and any earn-outs (if such earn-outs constitute liabilities on the balance sheet of such Person in accordance with GAAP) of the Borrower and the Restricted Subsidiaries on such date determined on a consolidated basis in accordance with GAAP; provided that any Indebtedness of a Restricted Foreign Subsidiary to finance the acquisition, development, construction, expansion or improvement of the assets or properties relating to the Borrower’s and its Restricted Subsidiaries operations in the United Mexican States shall be excluded for purposes of this clause (a) so long as such Indebtedness is Non-Recourse, minus”

(c) The proviso of Section 10.1(f) is hereby amended by (i) adding a comma after “Indebtedness” and deleting “and” at the end of clause (A) and (ii) inserting immediately after clause (B) and before the semicolon, “and (C) for the avoidance of doubt, no Indebtedness that is Non-Recourse Indebtedness shall be guaranteed”.

(d) The last paragraph of Section 10.1 is hereby amended and restated, in its entirety, to read in full as follows:

“Notwithstanding any other provision of this Section 10.1, the maximum aggregate principal amount of outstanding Indebtedness created, incurred, assumed or suffered to exist by Restricted Subsidiaries that are not Subsidiary Guarantors permitted by this Section 10.1 shall not exceed $50.0 million at any time outstanding; provided, however, that with respect to any Restricted Foreign Subsidiary that is a special purpose vehicle established to finance a project for the acquisition, development, construction, expansion or improvement of the assets or properties relating to the Borrower’s and its Restricted Subsidiaries operations in the United Mexican States, the aggregate outstanding principal amount of outstanding Indebtedness permitted by Section 10.1(h) shall not at any time exceed the sum of (x) $350.0 million, plus (y) so long as such Indebtedness is Non-Recourse, $50.0 million of Indebtedness of the Block 29 Entity.”

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(e) Section 10.5(i) is hereby amended and restated, in its entirety, to read in full as follows:

“(i) Investments (including but not limited to (i) Minority Investments and Investments in Unrestricted Subsidiaries, (ii) Investments in joint ventures (regardless of the form of legal entity) or similar Persons that do not constitute Restricted Subsidiaries, (iii) Investments in Subsidiaries that are not Credit Parties and (iv) Investments in respect of royalty trusts and master limited partnerships), in each case, valued at the Fair Market Value (determined by the Borrower acting in good faith) of such Investment at the time each such Investment is made; provided that, in each case, after giving pro forma effect to the making of any such Investment, (1) no Default or Event of Default shall have occurred and be continuing, (2) the Borrower shall have Available Commitments of not less than 25% of the then effective Loan Limit (on a pro forma basis after giving effect to such Investment), (3) the Borrower is in compliance on a Pro Forma Basis with the Current Ratio, and (4) as applicable (A) as of the most recently ended fiscal quarter for which Section 9.1 Financials are available after giving pro forma effect to any such Investment, the Consolidated Total Debt to EBITDAX Ratio is not greater than 1.75 to 1.00 and the aggregate amount of such Investments shall not exceed the Available Free Cash Flow Amount at the time made, or (B) as of the most recently ended fiscal quarter for which Section 9.1 Financials are available after giving pro forma effect to any such Investment, the Consolidated Total Debt to EBITDAX Ratio is not greater than 1.25 to 1.00 (in which case, any such Investment shall be permitted without regard to the Available Free Cash Flow Amount at the time made) or (C) with respect to any Investment made in the Block 29 Entity or Block 29 Project prior to December 31, 2027, to finance the development, construction, expansion or improvement of the Block 29 Project, as of the most recently ended fiscal quarter for which Section 9.1 Financials are available after giving pro forma effect to any such Investment, the Consolidated Total Debt to EBITDAX Ratio is not greater than 1.50 to 1.00 (in which case, any such Investment shall be permitted without regard to the Available Free Cash Flow Amount at the time made); further provided that intercompany current liabilities incurred in the ordinary course of business and consistent with past practices, in connection with the cash management operations of the Borrower and the Subsidiaries shall not be included in calculating any limitations in this paragraph at any time and;”

SECTION 7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission, i.e. a “pdf” or a “tif”), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

SECTION 8. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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SECTION 9. Integration. This Amendment and the other Credit Documents represent the agreement of the Borrower, the Guarantors, the Collateral Agent, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Borrower, the Guarantors, the Collateral Agent, the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

SECTION 10. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under the Existing Credit Agreement and the Credit Agreement, as applicable (including any Affiliate of each Issuing Bank that issues any Letter of Credit).

SECTION 12. Miscellaneous. (a) On and after the later of (i) the Amendment Effective Date and (ii) the Block 29 Implementation Date, each reference in each Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended, waived or otherwise modified by Section 6 of this Amendment, and (b) this Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and the Credit Agreement, as applicable, and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement and the Credit Agreement, as applicable.

(Remainder of Page Left Intentionally Blank)

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the Amendment Effective Date.

TALOS ENERGY INC.,
as Holdings

By:	/s/ Zachary B. Dailey
Name: Zachary B. Dailey
Title: Executive Vice President and Chief Financial Officer

TALOS PRODUCTION INC.,
as the Borrower

By:	/s/ Zachary B. Dailey
Name: Zachary B. Dailey
Title: Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment to Amended and Restated Credit Agreement

CKB PETROLEUM, LLC,
STONE ENERGY HOLDING, L.L.C.,
TALOS ENERGY HOLDINGS LLC,
TALOS ENERGY INTERNATIONAL LLC,
TALOS ENERGY LLC,
TALOS ENERGY OFFSHORE LLC,
TALOS ENERGY OPERATING COMPANY LLC,
TALOS ENERGY PHOENIX LLC,
TALOS ERT LLC,
TALOS EXPLORATION LLC,
TALOS GULF COAST LLC,
TALOS GULF COAST OFFSHORE LLC,
TALOS GULF COAST ONSHORE LLC,
TALOS OIL AND GAS LLC,
TALOS PETROLEUM LLC,
TALOS PRODUCTION FINANCE INC.,
TALOS RESOURCES LLC,
TALOS ENERGY VENTURES, LLC,
TALOS ENERGY VENTURES HOLDING, LLC,
TALOS ENERGY VENTURES GOM LLC,
TALOS QN LLC,
TALOS QN EXPLORATION LLC,
as Credit Parties

By:	/s/ Zachary B. Dailey
Name: Zachary B. Dailey
Title: Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment to Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By:	/s/ Dalton Harris
Name: Dalton Harris
Title: Authorized Officer

Signature Page to Seconioid Amendment to Amended and Restated Credit Agreement

Capital One, National Association,
as a Lender and an Issuing Bank

By:	/s/ Jason Groll
Name: Jason Groll
Title: Director

Signature Page to Seconioid Amendment to Amended and Restated Credit Agreement

CITIBANK, N.A.,
as a Lender

By:	/s/ Todd Mogil
Name: Todd Mogil
Title: Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

DNB Capital LLC,
as a Lender

By:	/s/ Scott L. Joyce
Name: Scott L. Joyce
Title: Managing Director

By:	/s/ Aleksander Lende
Name: Aleksander Lende
Title: Associate Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement

KeyBank National Association,
as a Lender

By:	/s/ David Bornstein
Name: David Bornstein
Title: Senior Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

Mizuho Bank, Ltd.,
as a Lender and an Issuing Bank

By:	/s/ Edward Sacks
Name: Edward Sacks
Title: Managing Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement

REGIONS BANK,
as a Lender

By:	/s/ Katie Hammons
Name: Katie Hammons
Title: Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement

Deutsche Bank AG, New York Branch,
as a Lender

By:	/s/ Timon Moeller
Name: Timon Moeller
Title: Assistant Vice President

By:	/s/ Konni Geppert
Name: Konni Geppert
Title: Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Andrew B. Vernon
Name: Andrew Vernon
Title: Authorized Signatory

Signature Page to Second Amendment to Amended and Restated Credit Agreement

Mizrahi Tefahot Bank Ltd.,
as a Lender

By:	/s/ Aram Song
Name: Aram Song
Title: SVP & CCO

By:	/s/ Michal Poran
Name: Michal Poran
Title: SVP COO

Signature Page to Second Amendment to Amended and Restated Credit Agreement